UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

HWH International Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HWH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 27, 2026, HWH International Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Smart Dynamics Technology Limited (the “Purchaser”), pursuant to which the Company agreed to sell (i) 20,000,000 (twenty million) shares of its Common Stock; and (ii) warrants to purchase up to 160,000,000 (one hundred and sixty million) shares of the Company’s common stock at an exercise price of $0.63 per share, exercisable immediately and expiring on August 10, 2030 (the “Common Stock Purchase Warrant”) for an aggregate purchase price of $10,000,000. The Securities Purchase Agreement was amended on June 8, 2026 (the “Amendment,” the transactions contemplated by the Securities Purchase Agreement, as amended, are referred to herein as the “PIPE”). The PIPE was approved by stockholders holding a majority of the Company’s common stock on June 12, 2026.

The PIPE closed on August 10, 2026, and the Company issued the common stock and warrants described above.

The above description of the terms and conditions of the Securities Purchase Agreement, the Common Stock Purchase Warrant, and the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of each, copies of which are included as exhibits hereto, incorporated by reference to Exhibits 10.2, 10.3 and 10.4 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 under the caption “Securities Purchase Agreement” is incorporated by reference into this Item 3.02.

The securities described above under Item 1.01 have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

Item 5.01 Changes in Control of Registrant.

The information set forth under Item 1.01 under the caption “Securities Purchase Agreement” is incorporated by reference into this Item 5.01.

Following the issuance of the 20,000,000 shares of the Company’s common stock to the Purchaser, the Purchaser now owns approximately 67.3% of the outstanding shares of Common Stock of the Company, calculated based on 29,726,400 shares of the Company’s common stock issued and outstanding following the issuance of the PIPE shares. Upon exercise of the Purchaser’s warrants to purchase 160,000,000 shares of the Company’s common stock, the Purchaser would own approximately 95% of the Company’s common stock, calculated based on 29,276,400 shares of the Company’s common stock issued and outstanding. The ownership position resulting from such issuance has made the Purchaser the Company’s largest holder of Common Stock, constituting a change of control. The Company’s former majority stockholder, Alset Inc., beneficially owned 56.9% of the Company’s common stock immediately prior to the closing of the PIPE. Alset Inc.’s majority stockholder is Chan Heng Fai, the Company’s Chairman and Chief Executive Officer, who personally and through Alset Inc. and its subsidiaries, beneficially owned 82.4% of the Company’s common stock prior to the closing of the PIPE. Following the closing of the PIPE, Mr. Chan and Alset Inc. beneficially own 27% and 18.6% of the Company’s issued and outstanding common stock, respectively, based on 29,726,400 shares of the Company’s common stock issued and outstanding as of the date hereof.

The source of the Purchaser’s funds for the PIPE was its general working capital.

The Purchaser has been granted the right to appoint three directors to the Company’s Board of Directors, subject to the conditions described in the Securities Purchase Agreement. The size of the Company’s Board of Directors will therefore increase to eight.

The Securities Purchase Agreement contains certain provisions which granted the Purchaser anti-dilution rights for a period of two years from the closing in which the Company will not be able to sell new equity securities without the consent of the Purchaser, subject to certain exceptions as set forth therein.

Further, pursuant to the Securities Purchase Agreement, the Company is required to file a registration statement registering the 20,000,000 shares issuable to the Purchaser, and the 160,000,000 shares underlying the warrants, within sixty days of the closing.

There are no arrangements known to the Company the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Directors

On August 10, 2026, Liu Chang, Liu Ming Xing, and Liu Ming Hui were appointed as members of the Company’s Board of Directors (the “New Directors”). The Company’s Board of Directors has therefore increased from five to eight. The New Directors were selected as directors pursuant to the terms of the Securities Purchase Agreement between the Company and the Purchaser, which granted the Purchaser the right to appoint three directors to the Company’s Board of Directors, subject to the conditions described therein. The New Directors have not been named to any committees of the Company’s Board of Directors as of the date hereof.

The above description of the terms and conditions of the Securities Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text thereof, copies of which are included as exhibits hereto, incorporated by reference to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 27, 2026.

Ms. Liu Chang (Cathy Liu), age 37, brings a well-rounded portfolio of professional expertise and cross-functional experience spanning business operations, legal compliance, corporate finance, and digital governance. Ms. Liu currently serves at China Gas Holdings Limited (“China Gas”), where she oversees three core business verticals: value-added services, digitalization development, and the electricity and new energy business. In this capacity, Ms. Liu is also responsible for the legal affairs, corporate finance, and investor relations, demonstrating proven capabilities in strategic operations and corporate governance at China Gas.

With an extensive track record across the energy sector, capital markets, and digital transformation, Ms. Liu is uniquely equipped to deliver multifaceted insights and robust oversight to board-level decisions. She is admitted to practice law in New York State, is a Chartered Financial Analyst (CFA), and earned the Cyber Security Competence Certification from the National Internet Emergency Center in China. This integrated background in law, finance, and digital security enables Ms. Liu to bring diversified, independent insights to board deliberations, supporting sound decision-making, rigorous risk oversight, and long-term value creation for the Company and its stockholders.

Mr. Liu Ming Hui, age 63, is the President and Chairman of the Board of China Gas, which is listed on the Main Board of Hong Kong Stock Exchange (Stock Code: 00384), and is China’s largest trans-regional integrated energy supplier and service provider. He is also the Chairman of the Executive Committee and the Nomination Committee, a Vice Chairman of the Sustainability Committee and a Director of Zhongran Investment Limited Company, Zhongran Gas Industrial (Shenzhen) Company Limited, YPH Inc., China Gas Biomass Energy Technology (Asia) Limited, China Gas Hongming Electricity Sales Limited and certain subsidiaries of China Gas.

Mr. Liu was appointed as a non-executive Director of China Gas in August 2012 and was elected as an executive Director of the Company in September 2012. He was a non-executive Director of China Gas from April 2002 to July 2002, an executive Director of China Gas from July 2002 to April 2011, and the Managing Director of China Gas from July 2002 to January 2011. He was re-appointed as the Managing Director and President of the Company in August 2012. Mr. Liu is responsible for the overall strategic planning, development of new business, and sustainability initiatives of China Gas.

Mr. Liu holds a Bachelor of Science, a Master’s in Political Economics, and a Doctorate of Business Administration, which provides him a solid theoretical foundation for addressing complex business and governance challenges.

Dr. Liu Ming Xing, age 53, is the chief economist, the Chairman of the strategic development committee and executive Director of China Gas, China’s largest trans-regional integrated energy supplier and service provider. Dr. Liu was appointed as a non-executive Director of China Gas in July 2014.

Dr. Liu is also currently a director of Beijing Zhongran Senchuang Technology Company Limited and China Gas Biomass Energy Technology (Asia) Limited.

Dr. Liu’s expertise in economics and finance, high-level policy advisory experience and hands-on corporate strategic governance capabilities make him highly qualified to serve as a director of the Company.

With long-standing research experience at leading universities and international institutions, Dr. Liu has deep expertise in economics and finance. He has provided policy consulting for the Ministry of Finance and the Ministry of Education of China, the World Bank, the Organization for Economic Co-operation and Development (OECD), the United Nations Educational, Scientific and Cultural Organization and the Department for International Development of the United Kingdom, granting him sharp insight into regulatory trends and macroeconomic dynamics.

Backed by systematic academic training and extensive research outputs, Dr. Liu brings independent judgment to board deliberations, supporting financial decision-making and risk management.

Transactions with Related Persons

Mr. Liu Ming Hui and Dr. Liu Ming Xing are directors of Smart Dynamics Technology Limited, with Mr. Liu Ming Hui being the sole shareholder. Ms. Liu Chang is the daughter of Mr. Liu Ming Hui, and the niece of Dr. Liu Ming Xing, who is the brother of Mr. Liu Ming Hui. The New Directors are not related to any other directors or officers of the Company.

The information set forth under Item 1.01 under the caption “Securities Purchase Agreement” is incorporated by reference into this Item 5.02.

Amendment to 2025 Incentive Compensation Plan

On May 5, 2026, the Company’s Board of Directors and Compensation Committee approved an amendment to the Company’s 2025 Incentive Compensation Plan (the “Plan”) to permit the Company to (i) issue up to an additional 2,000,000 shares of the Company’s common stock to officers, directors, employees and certain other persons who have provided, or shall provide, services to the Company, in addition to those shares already authorized under such plan; and (ii) to amend the governing law of the Plan to be the laws of the State of Nevada rather than the laws of the State of Delaware.

Pursuant to Nasdaq Listing Rules, the Company received the approval of stockholders holding a majority of our issued and outstanding common stock in order to amend the 2025 Incentive Compensation Plan on May 27, 2026.

On July 13, 2026, the amendment to the Plan became effective.

Stock Awards Pursuant to 2025 Incentive Compensation Plan

On August 7, 2026, the Company awarded its directors, officers, and consultants to the Company as defined in the Plan certain stock awards totaling 2,000,000 shares of the Company’s common stock for services rendered to the Company. The award amount for each director and officer is set forth across from their name and title below:

Name	Title	Award Amount (Shares)
Heng Fai Chan	Chairman and Chief Executive Officer	1,480,000
Lim Sheng Hon Danny	Director and Chief Operating Officer	135,000
Rongguo Wei	Chief Financial Officer	50,000
William Wu	Independent Director	40,000
Wong Tat Keung	Independent Director	20,000
Wong Shui Yeung	Independent Director	20,000
Other individuals*		255,000

*each of these individuals is a consultant to the Company pursuant to the definition thereof provided in the Plan, and do not serve as directors or named executive officers of the Company.

The awards were made pursuant to the Plan and certain award agreements entered into with each of the awardees. The award agreements are substantially similar except that the award agreements for U.S. persons have a one-year vesting period from the date of the award, on which date if such condition is met, their awards will vest. The only named executive officer or director of the Company who is a U.S. person is Rongguo Wei, the Company’s Chief Financial Officer. Each of the Company’s other directors and officers is a non-U.S. person. Their award agreements contain a one-year lockup clause which prohibits their stock awards from being sold for one year from the award date, or until August 7, 2027. All of the award agreements grant the awardees all the rights of a stockholder to receive dividends or distributions and vote their shares, notwithstanding the lock-up or vesting restrictions, as applicable.

The awards are not part of regular annual compensation and will not be awarded on a regularly recurring basis.

The above description of the terms and conditions of the awards described above does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2025 Incentive Compensation Plan, as amended, and the form of Restricted Stock Award Agreements, copies of which are included as exhibits hereto, incorporated by reference to Exhibits 99.1, 99.2 and 99.3 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Term Sheet, between HWH International Inc. and Smart Dynamics Technology Limited, dated as of May 5, 2026, incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2026.
10.2	Securities Purchase Agreement between HWH International Inc. and Smart Dynamics Technology Limited, dated as of May 27, 2026, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 27, 2026.
10.3	Common Stock Purchase Warrant, incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 27, 2026.
10.4	Amendment No. 1 to Securities Purchase Agreement between HWH International Inc. and Smart Dynamics Technology Limited, dated as of June 8, 2026, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 9, 2026.
99.1	HWH International 2025 Incentive Compensation Plan, as amended, incorporated by reference to Exhibit 99.1 of the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on July 27, 2026.
99.2	Form of Restricted Stock Award Agreement for Non-U.S. Persons
99.3	Form of Restricted Stock Award Agreement for U.S. Persons
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HWH INTERNATIONAL INC.

Dated: August 10, 2026	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer